                          MARTIN CURRIE BUSINESS TRUST
                            ASIA PACIFIC EX JAPAN FUND








                                  ANNUAL REPORT

                                 APRIL 30, 1999

                                                MCBT ASIA PACIFIC EX JAPAN FUND
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                                                      PROFILE AT APRIL 30, 1999

OBJECTIVE                     Long term capital appreciation through active
                              management of a diversified portfolio of equities in Asian countries with emerging markets and developing economies.

LAUNCH DATE                   March 24, 1995

FUND SIZE                     $199.7m

PERFORMANCE                   Total return from May 1, 1998 through April 30,
                              1999

                              - MCBT - Asia Pacific Ex Japan Fund
                                (excluding all transaction fees)          -3.9%
                              - MCBT - Asia Pacific Ex Japan Fund
                                (including all transaction fees)          -7.2%

                           Annualized total return from March 24, 1995 through April 30, 1999

                              - MCBT - Asia Pacific Ex Japan Fund
                                (excluding all transaction fees)         -27.9%
                              - MCBT - AsiaPacific Ex Japan Fund
                                (including all transaction fees)         -28.5%

                           The graph on the following page represents the annualized total return of the portfolio including all transaction fees through September 30, 1998, versus the Morgan Stanley Capital International Emerging Free Asia Index from April 1, 1995 through October 31, 1998 and the total return for the period October 31, 1998 through April 30, 1999 versus the Morgan Stanley Capital International All Countries Asia Pacific Free (ex Japan & India) Index, respectively. Note as of November 1998, the Fund changed its' investment mandate and performance bench mark from the Morgan Stanley Capital International Emerging Free Asia Index to the Morgan Stanley Capital International All Countries Asia Pacific Free (ex Japan & India) Index.

                           Total return from May 1, 1998 through April 30, 1999

                           - Morgan Stanley Capital International -
                             Emerging Free Asia Index                     +4.9%
                           - Morgan Stanley Capital International -
                             All Countries Asia Pacific Free (ex Japan &
                             India) Index                                +27.8%

                           Annualized total return from April 1, 1995 through April 30, 1998

                           - MCBT - Asia Pacific Ex Japan Fund (excluding
                             all transaction fees)                       -28.2%
                           - MCBT - Asia Pacific Ex Japan Fund (including
                             all transaction fees)                       -28.8%
                           - Morgan Stanley Capital International -
                             Emerging Free Asia Index                    -25.4%

                           Total return from October 31, 1998 through April 30, 1999

                           - MCBT - Asia Pacific Ex Japan Fund (excluding
                             all transaction fees)                       +27.0%
                           - MCBT - Asia Pacific Ex Japan Fund (including
                             all transaction fees)                       +22.6%
                           - Morgan Stanley Capital International -
                             All Countries Asia Pacific Free (ex Japan &
                             India) Index                                +37.5%

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                                                      PROFILE AT APRIL 30, 1999



                                    [GRAPH]

(a) Performance for the benchmark is not available from March 24, 1995 (commencement of investment operations). For that reason, performance is shown from April 1, 1995.

(b) Performance for the benchmark is not available from March 24, 1995 (commencement of investment operations). For that reason, performance is shown from October 31, 1998.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price prior to October 1, 1998 which reflects a transaction fee of 175 basis points on purchase and 175 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance.

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                                                      PROFILE AT APRIL 30, 1999


PORTFOLIO                     In the last annual report we highlighted the
COMMENTS                      collapse in emerging Asian stock markets and
                              currencies. The difficult year faced by these markets led to our decision to restructure the fund. We broadened the fund's mandate to Asian
                              Pacific markets, excluding Japan and India.
                              Increasingly investment opportunities will present themselves on a stock-by-stock basis across the region and the fund will be well-positioned for these. We completed the restructuring in November 1998.

                              Asian markets are on the road to recovery. As import demand collapsed, the creation of current account surpluses with shrinking domestic consumption and investment allowed the build-up of liquidity in the second half of 1998. Russia led the global debt crisis in August 1998. The subsequent decision by the US Federal Reserve to cut interest rates marked the turning point for Asian markets. By the end of 1998, regional economies showed signs of bottoming and of benefiting from lower interest rates, the return of the domestic consumer and steady global growth.

                              So we have been increasing our positions in SINGAPORE (the bank Overseas Chinese Bank Corporation and Singapore Airlines), SOUTH KOREA (Housing & Commercial Bank and Samsung Securities), INDONESIA (telecommunications carrier Indosat) and THAILAND (Bangkok Bank). These holdings are already yielding good returns.

                              CHANGE IN MANDATE

                              As emerging Asian markets have contracted, so has the investible universe. This has resulted in our portfolio having to take larger and larger bets against the index in fewer stocks. To manage this portfolio risk better, the fund's mandate has been broadened to include the developed Asian markets. This will provide us with a wider stock universe and allows us to better diversify risk.

                              As of November 1998, the MCBT Emerging Asia Fund became the MCBT Asia Pacific ex Japan Fund.

                              OUTLOOK

                              For Asian markets and economies, the outlook has improved dramatically. The severe economic problems in 1998 forced many companies to rethink how they run their businesses. To attract foreign capital and improve local competitiveness, Asian governments have begun to de-regulate domestic markets. Singapore, South Korea and Thailand are at the forefront of these changes. Indonesia seems to be managing the transition to democracy.

                              In contrast to the rest of the region, economic growth appears to be slowing in CHINA. The government's emphasis remains on stability over radical reform. The outlook for growth, deflation and foreign direct investment remains difficult.

                              Our investment strategy over the next 12 months will be to buy into the earnings recovery. As they benefit from improving domestic and regional economies, lower interest rates and the restructuring they have put in place, companies will enjoy strong earnings growth. Stock selection is key.

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                                                      PROFILE AT APRIL 30, 1999


INVESTMENT                    All funds are managed on a team basis with a
MANAGER                       named director heading each team.
PROFILE

                              James Fairweather, Chief Investment Officer, oversees the management of the MCBT Asia Pacific Ex Japan Fund.

                              Adrian Mowat manages the MCBT Asia Pacific Ex Japan Fund. Adrian graduated from Edinburgh University in 1988 with a degree in electronic and electrical engineering. He joined Martin Currie in 1988 and has worked in our Far East and American investment teams. Adrian became a director of Martin Currie in 1994 and was appointed head of the Asia team in September 1998.

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                                                      PROFILE AT APRIL 30, 1999


ASSET ALLOCATION
    (% of net assets)

                                    [GRAPH]



LARGEST HOLDINGS
BY COUNTRY                                                                      % OF NET ASSETS
                             AUSTRALIA

                             Telestra Corporation Limited                            4.6
                             Woolworths Limited                                      4.3
                             Brambles Industries Limited                             3.9
                             Westpac Banking Corporation Limited                     3.9
                             Fosters Brewing Group Limited                           3.6

                             SINGAPORE

                             Natsteel Electronics Limited                            3.1
                             Overseas Union Bank Limited, Foreign                    3.1
                             Singapore Airlines Limited, Foreign                     3.1


                             HONG KONG

                             Cheung Kong (Holdings) Limited                          3.5
                             China Telecom (Hong Kong) Limited                       2.2
                             Henderson Land Development Company Limited              2.2

                             SOUTH KOREA

                             Pohang Iron & Steel Company                             2.5
                             Samsung Electronics America Incorporated                2.5

                             THAILAND

                             Bangkok Bank, Foreign                                   6.4

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                                                MCBT ASIA PACIFIC EX JAPAN FUND
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                                                        SCHEDULE OF INVESTMENTS
                                                                 APRIL 30, 1999

                                                                SHARES           VALUE
COMMON STOCK AND RIGHTS - 90.6%

AUSTRALIA - 23.6%

       BRAMBLES INDUSTRIES LIMITED                             265,000             $7,787,026
       FOSTERS BREWING GROUP LIMITED                         2,470,000              7,204,974
       NEWS CORPORATION LIMITED                                380,000              3,184,552
       TELSTRA CORPORATION LIMITED                           1,690,000              9,170,530
       WESTFIELD HOLDINGS LIMITED                              506,892              3,354,357
       WESTPAC BANKING CORPORATION LIMITED                   1,012,000              7,725,554
       WOOLWORTHS LIMITED                                    2,720,000              8,639,806
                                                                               --------------

         TOTAL AUSTRALIA - (COST $41,914,262)                                      47,066,799
                                                                               --------------

HONG KONG - 18.0%

       CATHAY PACIFIC AIRWAYS                                1,433,000              2,301,748
       CHEUNG KONG (HOLDINGS) LIMITED                          775,000              7,049,090
       CHINA TELECOM (HONG KONG) LIMITED                     1,926,000              4,398,168
       DAO HENG BANK GROUP LIMITED                             969,000              3,938,008
       HENDERSON LAND DEVELOPMENT COMPANY LIMITED              730,000              4,417,108
       HONG KONG & CHINA GAS COMPANY LIMITED                 2,500,000              3,515,675
       HUTCHISON WHAMPOA                                       460,000              4,124,629
       JOHNSON ELECTRIC HOLDINGS                               740,000              2,210,166
       SWIRE PACIFIC LIMITED                                   700,000              3,928,525
                                                                               --------------

         TOTAL HONG KONG - (COST $30,065,243)                                      35,883,117
                                                                               --------------

INDONESIA - 3.9%

       PT INDAH KIAT PULP & PAPER CORPORATION *              9,000,000              3,762,775
       PT INDOSAT                                            2,094,500              4,047,594
                                                                               --------------

         TOTAL INDONESIA - (COST $6,104,476)                                        7,810,369
                                                                               --------------

PHILIPPINES - 2.0%

       AYALA LAND INCORPORATED                               8,000,000              2,945,430
       PHILIPPINE NATIONAL BANK *                              426,970              1,179,010
                                                                               --------------

         TOTAL PHILIPPINES - (COST $3,447,736)                                      4,124,440
                                                                               --------------

SINGAPORE - 15.3%

       CITY DEVELOPMENTS LIMITED                               590,000              3,930,319
       NATSTEEL ELECTRONICS LIMITED                          1,850,000              6,216,471
       OVERSEAS CHINESE BANK CORPORATION, FOREIGN              434,000              4,068,030
       OVERSEAS UNION BANK LIMITED, FOREIGN                  1,200,000              6,154,572
       SINGAPORE AIRLINES LIMITED, FOREIGN                     664,000              6,106,467
       SINGAPORE TELECOMMUNICATIONS LIMITED                  2,200,000              4,072,393
                                                                               --------------

         TOTAL SINGAPORE - (COST $21,951,831)                                      30,548,252
                                                                               --------------


See notes to financial statements.

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                                                        SCHEDULE OF INVESTMENTS
                                                                 APRIL 30, 1999

                                                                SHARES           VALUE
COMMON STOCK AND RIGHTS - CONTINUED

SOUTH KOREA - 13.3%

       HOUSING & COMMERCIAL BANK, KOREA GDR                    154,448      $       3,638,657
       HYUNDAI MOTOR COMPANY LIMITED                            82,216              1,373,149
       HYUNDAI MOTOR COMPANY LIMITED, RIGHTS 5/18/1999 *        55,392                309,934
       KOOKMIN BANK                                            114,000              1,553,891
       KOREA ELECTRIC POWER CORPORATION                        128,344              3,693,197
       MEDISON COMPANY                                         129,185              1,445,655
       POHANG IRON & STEEL COMPANY                              69,130              5,031,338
       SAMSUNG ELECTRONICS AMERICA INCORPORATED                 65,730              5,054,878
       SAMSUNG SECURITIES COMPANY LIMITED *                    116,438              4,506,645
                                                                               --------------

         TOTAL SOUTH KOREA - (COST $18,298,446)                                    26,607,344
                                                                               --------------

TAIWAN - 6.2%

       ASUSTEK COMPUTER INCORPORATED                           286,000              2,991,193
       FAR EASTERN TEXTILE LIMITED                                 237                    318
       TAIWAN SEMICONDUCTOR MANUFACTURING                      773,086              2,612,416
       UNITED WORLD CHINESE COMMERCIAL BANK *                2,393,000              2,993,079
       YUANTA SECURITIES CORPORATION *                       2,280,000              3,800,000
                                                                               --------------

         TOTAL TAIWAN - (COST $9,716,688)                                          12,397,006
                                                                               --------------

THAILAND - 8.3%

       BANGKOK BANK, FOREIGN *                               4,240,000             12,695,981
       ELECTRICITY GENERATING PUBLIC COMPANY                   707,276              1,574,056
       SIAM CEMENT PUBLIC COMPANY LIMITED, FOREIGN              75,900              2,244,036
                                                                               --------------

         TOTAL THAILAND - (COST $13,341,994)                                       16,514,073
                                                                               --------------

TOTAL COMMON STOCK AND RIGHTS - (COST$144,840,676) o                              180,951,400
                                                                               --------------

                                                                PRINCIPAL
                                                                 AMOUNT

SHORT TERM INVESTMENT - 1.5%

       STATE STREET BANK AND TRUST COMPANY REPURCHASE
         AGREEMENT, 4.250%, 05/03/1999 (A)                $  3,076,000              3,076,000
                                                                               --------------

TOTAL SHORT TERM INVESTMENT - (COST $3,076,000)                                     3,076,000
                                                                               --------------

TOTAL INVESTMENTS - (COST  $147,916,676) - 92.1%                                  184,027,400
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - 7.9%                        15,696,578
                                                                               --------------

NET ASSETS - 100.0%                                                            $  199,723,978
                                                                               --------------
                                                                               --------------

*      Non-income producing security.
(a) The repurchase agreement, dated 4/30/1999, $3,076,000 par due 5/3/1999, is collateralized by United States Treasury Notes, 6.750%, due 8/15/2026, with a market value of $3,142,950.

+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
       Air Travel 4.2%, Automobiles 0.8%, Banks 22.0%, Brewery 3.6%, Building & Construction 1.1%, Commercial Services 3.9%, Computers 1.5%, Conglomerates 2.1%, Diversified 2.0%, Drugs & Health Care 0.7%, Electric Utilities 3.7%, Electronics 5.6%, Financial Services 4.2%, Gas & Pipeline Utilities 1.8%, Paper 1.9%, Publishing 1.6%, Real Estate 10.9%, Retail 4.3%, Semi-Conductor 1.3%, Steel 2.5%, Telecommunications 10.9%.

GDR      Global Depositary Receipts.

See notes to financial statements.

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                                            STATEMENT OF ASSETS AND LIABILITIES
                                                                 APRIL 30, 1999


ASSETS

    Investments in securities, at value (cost $144,840,676) (Note B)         $     180,951,400

    Investments in repurchase agreements, at value (Note B)                          3,076,000
                                                                             -----------------

       Total Investments                                                           184,027,400

    Cash                                                                                   133

    Foreign currency, at value (cost $10,295,440) (Note B)                          10,291,209

    Receivable for investments sold                                                 14,594,835

    Dividend and interest receivable                                                    69,731

    Deferred organization expense (Note B)                                               2,101
                                                                             -----------------

       TOTAL ASSETS                                                                208,985,409
                                                                             -----------------

LIABILITIES

    Payable for investments purchased                                                7,918,517

    Payable for currency purchased                                                      37,167

    Management fee payable (Note C)                                                    627,285

    Administration fee payable (Note C)                                                  9,996

    Trustees fees payable (Note C)                                                       1,459

    Accrued expenses and other liabilities                                             667,007
                                                                             -----------------

       TOTAL LIABILITIES                                                             9,261,431
                                                                             -----------------

TOTAL NET ASSETS                                                             $     199,723,978
                                                                             -----------------
                                                                             -----------------


COMPOSITION OF NET ASSETS

    Paid-in-capital                                                          $     220,026,009

    Undistributed net investment loss                                                 (198,766)

    Accumulated net realized loss on investment and foreign currency transactions  (55,598,026)

    Net unrealized appreciation on investment and foreign currency transactions     35,494,761
                                                                             -----------------

TOTAL NET ASSETS                                                             $     199,723,978
                                                                             -----------------
                                                                             -----------------

NET ASSET VALUE PER SHARE                                                    $            2.49
($199,723,978 / 80,188,617 shares of beneficial interest outstanding)        -----------------
                                                                             -----------------

See notes to financial statements.

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                                                        STATEMENT OF OPERATIONS
                                              FOR THE YEAR ENDED APRIL 30, 1999


INVESTMENT INCOME

    Interest income                                                          $         258,213

    Dividend income                                                                  1,229,714

    Foreign taxes withheld                                                             (82,008)
                                                                             -----------------

       TOTAL INVESTMENT INCOME                                                       1,405,919
                                                                             -----------------

EXPENSES

    Management fee (Note C)                                                          1,340,186

    Custodian fee                                                                      168,269

    Administration fee (Note C)                                                         86,298

    Audit fee                                                                           24,999

    Legal fees                                                                           1,402

    Transfer agent fee                                                                   6,674

    Trustee fees (Note C)                                                                  701

    Amortization of deferred organization expenses (Note B)                              2,548

    Miscellaneous expenses                                                               6,163
                                                                             -----------------

       TOTAL EXPENSES                                                                1,637,240
                                                                             -----------------

NET INVESTMENT LOSS                                                                   (231,321)
                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

    Net realized loss on investments (net of foreign taxes paid of ($22,573))         (352,596)

    Net realized loss on foreign currency transactions                                (248,326)

    Net unrealized appreciation on:

       Investments (net of foreign taxes of ($618,758))                             39,205,615

       Foreign currency transactions                                                    27,188
                                                                             -----------------

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                           38,631,881
                                                                             -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                        $ 38,400,560
                                                                             -----------------
                                                                             -----------------


See notes to financial statements.

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                                             STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year                Year
                                                                                    Ended               Ended
                                                                                April 30, 1999      April 30, 1998
                                                                                --------------      --------------

NET ASSETS at beginning of year                                                 $    21,072,974     $    84,384,554
                                                                                ---------------     ---------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

    Net investment loss                                                                (231,321)            (40,188)

    Net realized loss on investment transactions                                       (352,596)        (44,893,511)

    Net realized loss on foreign currency transactions                                 (248,326)         (2,054,320)

    Net unrealized appreciation (depreciation) on:

       Investments                                                                   39,205,615          (4,450,434)

       Foreign currency transactions                                                     27,188             (15,262)
                                                                                ---------------     ---------------

    Net increase (decrease) in net assets from operations                            38,400,560         (51,453,715)
                                                                                ---------------     ---------------

CAPITAL SHARE TRANSACTIONS:

    Net proceeds from sales of shares                                               173,143,913           8,136,783

    Cost of shares repurchased                                                      (32,922,754)        (20,466,078)

    Paid in capital from subscription and redemption fees                                29,285             471,430
                                                                                ---------------     ---------------

    Total increase (decrease) in net assets from capital share transactions         140,250,444         (11,857,865)
                                                                                ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS                                               178,651,004         (63,311,580)
                                                                                ---------------     ---------------

NET ASSETS at end of year (includes undistributed net investment                $   199,723,978     $    21,072,974
    losses of ($198,766) and ($1,920,658), respectively)                        ---------------     ---------------
                                                                                ---------------     ---------------



OTHER INFORMATION:

CAPITAL SHARE TRANSACTIONS:

    Shares sold                                                                      88,316,616           2,782,687

    Less shares repurchased                                                         (16,253,026)         (3,417,299)
                                                                                ---------------     ---------------

    Net share transactions                                                           72,063,590            (634,612)
                                                                                ---------------     ---------------
                                                                                ---------------     ---------------

See notes to financial statements.

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                                                           FINANCIAL HIGHLIGHTS
                                         FOR A SHARE OUTSTANDING FOR THE PERIOD


                                                         Year (4)       Year           Year (4)       Year (4)   March 24, 1995*
                                                         Ended          Ended          Ended          Ended          through
                                                     April 30, 1999 April 30, 1998 April 30, 1997 April 30, 1996  April 30, 1995
                                                     -------------- -------------- -------------- -------------- ---------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                  $     2.590    $     9.630    $    12.360     $     9.980     $    10.000
                                                      -----------    -----------    -----------     -----------     -----------



Net investment income (loss)                               (0.005)        (0.227)        (0.101)         (0.029)          0.009

Net realized and unrealized gain (loss) on investment

     and foreign currency transactions                     (0.095)        (6.871)        (2.503)          2.446          (0.029)
                                                      -----------    -----------    -----------     -----------     -----------


Total from investment operations                           (0.100)        (7.098)        (2.604)          2.417          (0.020)
                                                      -----------    -----------    -----------     -----------     -----------


Less distributions:

     In excess of net investment income                     0.000          0.000         (0.009)          0.000           0.000

     Net realized gains                                     0.000          0.000          0.000          (0.209)          0.000

     In excess of net realized gains                        0.000          0.000         (0.305)          0.000           0.000
                                                      -----------    -----------    -----------     -----------     -----------
Total distributions                                         0.000          0.000         (0.314)         (0.209)          0.000
                                                      -----------    -----------    -----------     -----------     -----------

Paid in capital from subscription and

     redemption fees (Note B)                               0.000          0.058          0.188           0.172           0.000
                                                      -----------    -----------    -----------     -----------     -----------

Net asset value, end of period                        $     2.490    $     2.590    $     9.630     $    12.360     $     9.980
                                                      -----------    -----------    -----------     -----------     -----------
                                                      -----------    -----------    -----------     -----------     -----------



TOTAL INVESTMENT RETURN (1) (2)                             (3.86)%       (73.10)%       (19.82)%         26.30%          (0.20)%
-----------------------                               -----------    -----------    -----------     -----------     -----------
                                                      -----------    -----------    -----------     -----------     -----------


RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net assets, end of period                             $199,723,978   $21,072,974    $84,384,554     $129,326,397    $42,027,699

Operating expenses, net, to average net

        assets (Note C)                                       1.83%         2.00%          1.89%            1.93%          1.85%(3)

Operating expenses, gross, to average

        net assets (Note C)                                   1.83%         2.23%          1.98%            2.18%          2.57%(3)


Net investment income (loss) to average net assets           (0.26)%       (0.09)%        (0.89)%          (0.27)%         0.96%(3)

Portfolio turnover rate                                        158%          162%           118%              65%             0%

Per share amount of fees waived (Note C)              $      0.000   $     0.552    $     0.011     $      0.027    $     0.007

-----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.

(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
    Total return would have been lower had certain expenses not been waived.
(2) Periods less than one year are not annualized.
(3) Annualized.
(4) The per share amounts were computed using a monthly average number of shares outstanding during the year.

See notes to financial statements.

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                                                MCBT ASIA PACIFIC EX JAPAN FUND
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                                                  NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers five funds which have differing investment objectives and policies: Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Asia Pacific ex Japan Fund (formerly "Emerging Asia Fund") and EMEA Fund, (the "Funds"). The MCBT Asia Pacific ex Japan Fund (the "Fund") commenced investment operations on March 24, 1995. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

                                                MCBT ASIA PACIFIC EX JAPAN FUND
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                                      NOTES TO FINANCIAL STATEMENTS (Continued)


FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. There were no open forward foreign currency contracts at April 30, 1999.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through September 30, 1998, there was a purchase premium for cash investments into the Fund of 1.75% of the amount invested and a redemption fee on cash redemptions of 1.75% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the Fund and recorded as paid-in-capital. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees could be waived by the Manager, however, if these brokerage and transaction costs are minimal or in other circumstances at the Manager's discretion. Effective October 1, 1998, the Fund eliminated all such fees. For the period ended September 30, 1998, $322 was collected in purchase premiums and $28,963 was collected in redemption fees.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

                                                MCBT ASIA PACIFIC EX JAPAN FUND
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Continued)


INCOME TAXES (CONTINUED) - The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. As of April 30, 1999, the Fund has a realized capital loss carryforward, for Federal income tax purposes, of $55,493,771 ($3,928,107 expires April 30, 2005, $19,088,678 expires April 30, 2006, and
$32,476,986 expires April 30, 2007), available to be used to offset future realized capital gains. As of April 30, 1999, the Fund has elected for Federal income tax purposes to defer a $104,255 current year post October 31 capital loss and a $198,766 current year post October 31 currency loss as though the losses were incurred on the first day of the next fiscal year.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.50% of the Fund's average net assets. Prior to September 20, 1996 the Investment Manager had voluntarily agreed to limit its fee to 1.25% of the Fund's average net assets.

The Investment Manager has also voluntarily undertaken to reduce its fee until further notice to the extent necessary to limit the Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 2.00% of the Fund's average net assets on an annualized basis. For the year ended April 30, 1999, it was not necessary for the Investment Manager to waive any of its fees.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended April 30, 1999 were $253,767,186 and $130,902,573, respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1999, were as follows:

                       IDENTIFIED                    GROSS UNREALIZED                NET UNREALIZED
                          COST                APPRECIATION   (DEPRECIATION)           APPRECIATION
                    ---------------           ------------   --------------          ---------------
                    $   147,916,676           $  37,642,078  $   (1,531,354)         $    36,110,724

NOTE E - PRINCIPAL SHAREHOLDERS
As of April 30, 1999, there were three shareholders who owned greater than 10% of the Fund's outstanding shares, representing 50% of the Fund.

                                                MCBT ASIA PACIFIC EX JAPAN FUND
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-------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Continued)


NOTE F - CONCENTRATION OF RISK
The Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange) in emerging markets. Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

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                                      15

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------




To the Trustees and Shareholders of the
Martin Currie Business Trust - Asia Pacific Ex Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asia Pacific Ex Japan Fund (previously the Emerging Asia Fund), (the "Fund"), at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
June 24, 1999

                          MARTIN CURRIE BUSINESS TRUST


                              --------------------



                              TRUSTEES AND OFFICERS

                   C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                         J. Grant Wilson, VICE PRESIDENT
                          Julian M.C. Livingston, CLERK

                              * INTERESTED TRUSTEE

                              --------------------



                               INVESTMENT MANAGER

                               Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                               011-44-131-229-5252

                                Regulated by IMRO

                   Registered Investment Adviser with the SEC

                              --------------------



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   The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.

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